UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 12, 2004
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                                   DeVRY INC.
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             (Exact name of registrant as specified in its charter)


     DELAWARE                         1-13988                   36-3150143
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(State or other jurisdiction        (Commission               (IRS Employer
  of incorporation                  File Number)            Identification No.)


 ONE TOWER LANE, OAKBROOK TERRACE, IL                      60181
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 (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code         (630)571-7700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Total number of pages: 5

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                                   DEVRY INC.
                                 FORM 8-K INDEX


                                                           Page No.


Item 8.01 - Other Events                                      3

Signatures                                                    3

Press Release dated November 12, 2004.                        4-5










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Item 8.01 - Other Events

On November 12, 2004, DeVry Inc. issued a press release announcing a management realignment. The full text of that press release is on pages 4 and 5 of this Form 8-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               DEVRY INC.
                                             (REGISTRANT)



Date: November 12, 2004             /s/Ronald L. Taylor
                                    ----------------------------------------
                                    Ronald L. Taylor
                                    Chief Executive Officer




Date: November 12, 2004             /s/Norman M. Levine
                                    ----------------------------------------
                                    Norman M. Levine
                                    Senior Vice President and
                                    Chief Financial Officer



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